UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2007

DISCOVER FINANCIAL SERVICES

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33378

Delaware	36-2517428
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2500 Lake Cook Road, Riverwoods, Illinois 60015

(Address of principal executive offices, including zip code)

(224) 405-0900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Distribution Related Agreements

On June 30, 2007 (the “Distribution Date”), the distribution (the “Distribution”) by Morgan Stanley (“Morgan Stanley”) of all of the outstanding shares of common stock of Discover Financial Services (“Discover” or the “Company”) to the stockholders of Morgan Stanley was completed in a spin-off intended to qualify for tax-free treatment.

The Distribution was effected pursuant to the Separation and Distribution Agreement, dated June 29, 2007, between Morgan Stanley and Discover (the “Distribution Agreement”). A description of the Distribution Agreement is included in the information statement filed as an exhibit to Discover’s Registration Statement on Form 10, as amended (the “Information Statement”), and incorporated herein by reference. A copy of the Distribution Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference.

In connection with the Distribution, Discover and certain of its subsidiaries entered into certain agreements with Morgan Stanley and certain of its subsidiaries to govern the terms of the spin-off and to define the ongoing relationship between Discover and Morgan Stanley following the spin-off, allocating responsibility for obligations arising before and after the spin-off, including obligations with respect to liabilities relating to Morgan Stanley’s business and to Discover’s business and obligations with respect to each company’s employees, certain transition services and taxes. Those agreements include:

•

The Tax Sharing Agreement, dated June 30, 2007, between Morgan Stanley and Discover (the “Tax Sharing Agreement”). A description of the Tax Sharing Agreement is included in the Information Statement and incorporated herein by reference. A copy of the Tax Sharing Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

•

The U.S. Employee Matters Agreement, dated June 30, 2007, between Morgan Stanley and Discover (the “U.S. Employee Matters Agreement”). A description of the U.S. Employee Matters Agreement is included in the Information Statement and incorporated herein by reference. A copy of the U.S. Employee Matters Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

•

The Transition Services Agreement, dated June 30, 2007, between Morgan Stanley and Discover (the “Transition Services Agreement”). A description of the Transition Services Agreement is included in the Information Statement and incorporated herein by reference. A copy of the Transition Services Agreement is attached hereto as Exhibit 10.3 and incorporated herein by reference.

•

The Transitional Trade Mark License Agreement, dated June 30, 2007, between Morgan Stanley & Co. PLC and Goldfish Bank Limited (the “License Agreement”). A description of the License Agreement is included in the Information Statement and incorporated herein by reference. A copy of the License Agreement is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Formation of Discover Card Execution Note Trust

On July 2, 2007, Discover Bank entered into a Trust Agreement, dated as of July 2, 2007, with Wilmington Trust Company (the “Trust Agreement”) with respect to the formation of Discover Card Execution Note Trust as a Delaware statutory trust pursuant to the Delaware Statutory Trust Act. A copy of the Trust Agreement is attached hereto as Exhibit 10.5 and incorporated herein by reference.

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Item 3.03.	Material Modification to Rights of Security Holders.

On the Distribution Date, prior to the Distribution, Discover amended and restated its certificate of incorporation (the “Amended and Restated Certificate of Incorporation”). A description of the material provisions of the Amended and Restated Certificate of Incorporation is included in the Information Statement and incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Election of Directors

On June 28, 2007, the following persons were elected to Discover’s Board of Directors (the “Board”), effective as of the time of the Distribution:

Jeffrey S. Aronin

Mary K. Bush

Gregory C. Case

Dennis D. Dammerman (Chairman)

Robert M. Devlin

Michael L. Rankowitz

E. Follin Smith

Lawrence A. Weinbach

Information regarding the directors listed above, other than Mr. Case and Ms. Smith, is contained in the Information Statement.

Gregory C. Case, 44, is President and Chief Executive Officer of Aon Corporation, a position he has held since 2005. He also is a member of Aon’s Board of Directors. Prior to joining Aon, Mr. Case headed the Global Insurance and Financial Services practice at McKinsey & Company, where he had worked for 17 years. He also worked for the investment banking firm of Piper, Jaffray and Hopwood and the Federal Reserve Bank of Kansas City. Mr. Case serves as a Director for Children’s Memorial Hospital, the Economic Club of Chicago, and the Financial Services Roundtable, among others.

E. Follin Smith, 47, retired from Constellation Energy Group in May 2007, where she was Executive Vice President, Chief Financial Officer and Chief Administrative Officer. Ms. Smith joined Constellation Energy Group as Senior Vice President, Chief Financial Officer in June 2001 and was appointed Chief Administrative Officer in December 2003. She also served as Senior Vice President and CFO of Armstrong Holdings, Inc., where she had worked since 1998. Prior to joining Armstrong, Ms. Smith held senior financial positions with General Motors, including Chief Financial Officer for the company’s Delphi Chassis System division. Ms. Smith is on the Board of Directors for Ryder Systems, Inc., and the Board of Trustees of the Darden Foundation of the University of Virginia.

The new directors join Philip A. Laskawy and David W. Nelms, who were on the Board prior to the Distribution.

There are no arrangements or understandings between any of the individuals listed above and any other person pursuant to which such individuals were selected as directors. There are no transactions involving any of the individuals listed above that would be required to be reported under Item 404(a) of Regulation S-K.

Resignation of Directors

On June 28, 2007, each of Roger C. Hochschild, Roy A. Guthrie and Diane E. Offereins resigned as directors of Discover, effective as of the time of the Distribution. They remain executive officers of Discover.

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Appointment of Committee Members

On the Distribution Date, the Board appointed Mr. Laskawy (Chair), Ms. Bush and Ms. Smith as members of the Audit Committee, Messrs. Dammerman (Chair), Aronin and Devlin, as members of the Compensation Committee and Mr. Weinbach (Chair), Ms. Bush and Mr. Case as members of the Nominating and Governance Committee.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 8.01.	Other Events

On July 2, 2007, the Company issued a news release announcing the completion of the Distribution. A copy of the press release is included herein as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Other Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	*Separation and Distribution Agreement, dated June 29, 2007, between Morgan Stanley and Discover Financial Services.

3.1	Amended and Restated Certificate of Incorporation of Discover Financial Services (filed as Exhibit 4(a) to the Company’s Registration Statement on Form S-8 (registration no. 333-144184) and incorporated herein by reference thereto).

10.1	Tax Sharing Agreement, dated June 30, 2007, between Morgan Stanley and Discover Financial Services.

10.2	U.S. Employee Matters Agreement, dated June 30, 2007, between Morgan Stanley and Discover Financial Services.

10.3	Transition Services Agreement, dated June 30, 2007, between Morgan Stanley and Discover Financial Services.

10.4	Transitional Trade Mark License Agreement, dated June 30, 2007, between Morgan Stanley & Co. PLC and Goldfish Bank Limited.

10.5	Trust Agreement, dated as of July 2, 2007, between Discover Bank, as Beneficiary, and Wilmington Trust Company, as Owner Trustee (filed as Exhibit 4.1 to Discover Bank’s Current Report on Form 8-K filed on July 2, 2007 and incorporated herein by reference thereto).

99.1	Press release relating to the Distribution dated as of July 2, 2007.

*	We agree to furnish supplementally to the Commission a copy of any omitted schedule or exhibit to such agreement upon the request of the Commission in accordance with Item 601(b)(2) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVER FINANCIAL SERVICES

Dated: July 5, 2007	By:	/s/ Chris Greene
Name: Chris Greene
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	*Separation and Distribution Agreement, dated June 29, 2007, between Morgan Stanley and Discover Financial Services.

3.1	Amended and Restated Certificate of Incorporation of Discover Financial Services (filed as Exhibit 4(a) to the Company’s Registration Statement on Form S-8 (registration no. 333-144184) and incorporated herein by reference thereto).

10.1	Tax Sharing Agreement, dated June 30, 2007, between Morgan Stanley and Discover Financial Services.

10.2	U.S. Employee Matters Agreement, dated June 30, 2007, between Morgan Stanley and Discover Financial Services.

10.3	Transition Services Agreement, dated June 30, 2007, between Morgan Stanley and Discover Financial Services.

10.4	Transitional Trade Mark License Agreement, dated June 30, 2007, between Morgan Stanley & Co. PLC and Goldfish Bank Limited.

10.5	Trust Agreement, dated as of July 2, 2007, between Discover Bank, as Beneficiary, and Wilmington Trust Company, as Owner Trustee (filed as Exhibit 4.1 to Discover Bank’s Current Report on Form 8-K filed on July 2, 2007 and incorporated herein by reference thereto).

99.1	Press release relating to the Distribution dated as of July 2, 2007.

*	We agree to furnish supplementally to the Commission a copy of any omitted schedule or exhibit to such agreement upon the request of the Commission in accordance with Item 601(b)(2) of Regulation S-K.